Supplement dated November 12, 2008

to

Prospectuses dated November 1, 2008

This supplement is to accompany the prospectuses dated November 1, 2008 for flexible premium variable universal life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York entitled “Majestic VULX.”

Temporary fixed account crediting rate increase and

Availability of standard fixed account under dollar cost averaging program

Effective until December 31, 2009, we expect to increase the current standard fixed account crediting rate offered under Majestic VULX by an additional 2.00%. The increase to the standard fixed account crediting rate is subject to change and any policy value allocated to the standard fixed account after December 31, 2009 will receive the then current crediting rate, without any increase.

Also, effective until December 31, 2010, we will permit transfers out of the standard fixed account under the dollar cost averaging program. After December 31, 2010, any policy value remaining in the standard fixed account will be subject to the standard fixed account transfer limitations (see “Transfers of existing policy value”). Also, any policy value allocated to the standard fixed account that is not participating in the dollar cost averaging program will be subject to the standard fixed account transfer limitations. The standard fixed account transfer limitations are more restrictive than those that apply to transfers out of investment accounts.

The temporary increase to the crediting rate described above does not apply to the enhanced yield fixed account. Also, the enhanced yield fixed account is not available under the dollar cost averaging program.

You should consider your future liquidity needs when allocating policy value to the standard fixed account or designating the standard fixed account for transfers under the dollar cost averaging program.

MVULX Prod Supp 11/08